UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) May 13, 2010

Oil States International, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-16337	76-0476605
(State or other jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of incorporation)

Three Allen Center	77002
333 Clay Street, Suite 4620, Houston, Texas
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (713) 652-0582
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.
The 2010 Annual Meeting of Shareholders of Oil States International, Inc. (the “Company”) was held on May 13, 2010. At the Annual Meeting, the shareholders of the Company (i) elected three Class III nominees to the Board of Directors, and (ii) ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm. The voting results for each proposal are as follows:
1. To elect the three Class III nominees to the Board of Directors:

			Broker
	For	Withheld	Non-Vote
Martin A. Lambert	45,183,961	205,477	1,558,735
Mark. G. Papa	39,361,507	6,027,931	1,558,735
Stephen A. Wells	44,846,508	542,930	1,558,735
2. To ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm:

For	Against	Abstain
46,519,818	417,436	10,919

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Oil States International, Inc. (Registrant)

May 14, 2010 (Date)	/s/ Robert W. Hampton Robert W. Hampton
Senior Vice President, Accounting and Corporate Secretary